                   (SEC REGISTRATION NO. 033-02610/811-04550)

                               THE MAINSTAY FUNDS

                           MAINSTAY EQUITY INDEX FUND
                          MAINSTAY SMALL CAP VALUE FUND

                        Supplement dated October 18, 2001
                       to the Prospectus dated May 1, 2001
      (updates disclosure provided in Supplement dated September 20, 2001)


EQUITY INDEX FUND
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The Board of Trustees of The MainStay Funds (the "Trust") has unanimously approved the closure of the Equity Index Fund (the "Index Fund") to new share purchases beginning on or about January 1, 2002 (the "Effective Date"). As of the Effective Date, no purchase orders, systematic investments or exchanges will be accepted. Shareholders will be permitted to reinvest dividends.

The Index Fund carries an unconditional guarantee by NYLIFE LLC as set forth in the Trust's prospectus (the "Guarantee"). In light of changes in the competitive environment, the size and rate of growth of the Index Fund, and changes in market conditions, Management has recommended, and the Trust's Board has approved, the closure of the Index Fund to new share purchases. Existing shareholders may continue to maintain share positions held in the Index Fund on the Effective Date, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the Guarantee.

SMALL CAP VALUE FUND
--------------------

Dalton, Greiner, Hartman, Maher & Co., the Small Cap Value Fund's sub-advisor, has notified NYLIM that it is approaching capacity in the Small Cap Value Fund. As a result, NYLIM has recommended, and the Board of Trustees of the Trust has approved, the closure of the Small Cap Value Fund to new investors, effective on or about December 1, 2001, or when Small Cap Value Fund assets reach $125 million, whichever occurs first. Existing shareholders may continue to invest in the Small Cap Value Fund directly, through exchanges, or by reinvesting distributions.


                                                                MS16-10/01